                                                                   Exhibit 10.19

                                     PARK
                        B R O A D C A S T I N G, I N C.

                     Terrace Hill, Ithaca, New York - 14850

                              Phone (607) 272-9020

                                                             Roy H. Park
                                                             President
                               February 14, 1979


Mr. Wright M. Thomas
112 Simsbury Drive
Ithaca, New York 14850

Dear Tommy:

          As we have already discussed, you are a key man in our operation and I have worked out a plan which will provide lifetime security for you and your family, when coupled with a term insurance program which will be made available for your purchase, if you elect to do so, at what I believe you will find to be favorable group rates.

          Provided you remain in the employment of Park Broadcasting, Inc. or any of its subsidiaries or affiliates ("Park") until reaching age 65, then upon your retirement on or after such date, Park agrees to pay to you each year thereafter, in equal monthly installments for the remainder of your natural life, an amount equal to 50% of your average net salary during the five-year period immediately preceding retirement, less the annual amount of retirement income payable to you under any pension plan which may hereafter be established by Park and also less any amount of benefits that may be payable to you under the Federal Social Security Act and any amendments thereto, or under any other similar plan which is a substitute for or addition to the Federal Social Security Act that may hereafter be established by any jurisdiction within the United States. (For purposes of this paragraph, the term "net salary" means the annual gross salary paid to you less amounts withheld from such salary for the payment of Federal or State Social Security taxes and any other Federal or State taxes (other than income taxes).)

Mr. Wright M. Thomas
Page Two
February 14, 1979

          As a further provision of this Agreement, if you are married (and not legally separated) on the date of your retirement, then upon your death Park agrees to pay an amount equal to 50% of the amount payable under paragraph 1 to your spouse if she survives you, for the remainder of her natural life, provided she remains unmarried.

          Please indicate your acceptance of this proposal at the bottom of this letter and return it to me. I look forward to continuing the fine working relationship between us.

                                 Sincerely,



                                 Roy H. Park
                                 President
                                 Park Broadcasting, Inc.



Accepted:



- ------------------------
Wright M. Thomas


Dated: 2/16/79
       -----------------

                                     PARK
                        B R O A D C A S T I N G, I N C.

                     Terrace Hill, Ithaca, New York - 14850

                              Phone (607) 272-9020
                                                             Roy H. Park
                                                             President
                                 July 21, 1981


Mr. Wright H. Thomas
112 Simsbury Drive
Ithaca, New York 14850


Dear Tommy:

          To remove any uncertainties regarding our intention in connection with the retirement agreement we entered into with you in February 1979, that agreement is hereby amended to include the following:

          "This Agreement shall be binding upon, and shall inure to the benefit of, Park Broadcasting, Inc., its successors and assigns."

          Please indicate your acceptance of this amendment at the bottom of this letter and return it to me. I look forward to continuing the fine working relationship between us.

                                    Sincerely,



                                    Roy H. Park
                                    President
                                    Park Broadcasting, Inc.



Accepted:



____________________________
Wright M. Thomas

Dated: August 9, 1981